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                                                                Exhibit 10.1 (k)


                                  WAIVER UNDER
                                CREDIT AGREEMENT


         This Waiver Under Credit Agreement dated as of November 20, 2000 by and between TALON AUTOMOTIVE GROUP, INC., a Michigan corporation ("TAG"), VELTRI METAL PRODUCTS CO., a Nova Scotia corporation ("Veltri") (Veltri, called together with TAG, the "Borrowers"), Banks constituting the Majority Banks, and COMERICA BANK, a Michigan banking corporation, as agent for the Banks (in such capacity, "Agent").

         WHEREAS, Borrowers, Agent and the Banks entered into a certain Credit Agreement dated as of April 28, 1998, a certain First Amendment to Credit Agreement dated as of August 31, 1998, a certain Second Amendment to Credit Agreement dated as of March 26, 1999, a certain Third Amendment to Credit Agreement dated as of December 30, 1999, a certain Fourth Amendment to Credit Agreement dated as of February 15, 2000 and a certain Fifth Amendment to Credit Agreement dated as of June 27, 2000, a certain Sixth Amendment to Credit Agreement dated as of August 11, 2000, a certain Seventh Amendment to Credit Agreement dated as of September 29, 2000 and a certain Eighth Amendment to Credit Agreement dated as of October 27, 2000 (as so amended, the "Agreement"), pursuant to which Borrowers incurred certain indebtedness and obligations and granted the Agent, on behalf of the Banks, certain security for such indebtedness and obligations;

         WHEREAS, pursuant to certain waivers granted by Agent and the Majority Banks prior to the date hereof, Borrowers' failure to comply with covenants set forth in Section 10.4 of the Agreement for the fiscal quarters ended June 30, 2000 and September 30, 2000 ("Specified Events of Default") were waived for a period of time ending at 5:00 p.m., Detroit, Michigan time November 29, 2000 ("Waiver Period").

         WHEREAS, the Waiver Period has expired and the Specified Events of Default remain uncured;

         WHEREAS, Borrowers have requested Agent and Banks to waive the conditions to Advances and Loans described in Section 7.2(b)(i) of the Agreement, to the extent only that such conditions are not satisfied solely as a result of the existence of the Specified Events of Default; and

         WHEREAS, Agent and the Banks constituting the Majority Banks are willing to do so, but only for the period specified herein and on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, it is agreed:

1.       DEFINITIONS

         1.1 Capitalized terms used herein and not defined to the contrary have the meanings given them in the Agreement.

2.       WAIVER

         2.1 For the period ending as of close of business December 13, 2000 only, Agent and the Majority Banks waive the conditions to Advances and Loans described in Section 7.2(b)(i) of the Agreement, but only to the extent that such conditions are not satisfied solely as a result of the existence of the Specified Events of Default; provided however that this waiver shall automatically terminate upon the earlier of December 13, 2000 or the date on which, pursuant to Section 11.11 of the Agreement, the commitment to make Advances and issue Letters of Credit under the Agreement is terminated, it being acknowledged by the Borrowers that such a termination pursuant to Section 11.11 of the Agreement may be made at any time, on the basis of the existence of any Event of Default, including without limitation, the Specified Events of Default.

3.       REPRESENTATIONS

         Each Borrower hereby represents and warrants that:
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         3.1 Execution, delivery and performance of this Waiver and any other documents and instruments required under this Waiver are within Borrowers' powers, have been duly authorized, are not in contravention of law or the terms of either Borrowers' Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority.

         3.2 This Waiver, and the Agreement as effected by this Waiver, and any other documents and instruments required under this Amendment or the Agreement, when issued and delivered under this Waiver or the Agreement, will be valid and binding in accordance with their terms.

         3.3 The continuing representations and warranties of Borrowers set forth in Sections 8.1 through 8.7 and 8.9 through 8.19 of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

         3.4 The continuing representations and warranties of Borrowers set forth in Section 8.8 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to Agent and the Banks by Borrowers in accordance with Section 9.1 of the Agreement.

         3.5 Except for the Specified Events of Default, to the best of Borrowers' knowledge, no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

4.       MISCELLANEOUS

         4.1 This Waiver may be executed in as many counterparts as Agent, the Majority Banks and Borrowers deem convenient and shall be deemed to be effective upon the date of delivery to Agent of counterparts hereof executed by each of the Borrowers, Agent and the Majority Banks.

         4.2 Borrowers: (a) shall pay all of Agent's legal costs and expenses (including attorneys' fees and expenses) incurred in the negotiation, preparation and closing hereof, including, without limitation, costs of all lien searches and financing statement filings; and (b) shall not make any payment of any obligations under the Senior Subordinated Notes (or request or be entitled to receive proceeds of advances for the purpose of making any such payment) unless otherwise agreed in writing by the Majority Banks.

         4.3 Except as specifically set forth herein, nothing set forth in this Waiver shall constitute, or be interpreted or construed to constitute, a waiver of any right or remedy of Agent or the Banks, or of any Default or Event of Default (including, without limitation, any of the Specified Events of Default) whether now existing or hereafter arising and Agent and the Banks may at any time, and hereby expressly reserve their rights to, exercise any or all of their rights and remedies under the Agreement and the other Documents arising by virtue of the existence of Events of Default (including the Specified Events of Default) at any time and without any further prior advance notice to Borrowers or either of them.

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         WITNESS the due execution hereof as of the day and year first above written.

TALON AUTOMOTIVE GROUP, INC.                VELTRI METAL PRODUCTS CO.

By: /s/ David J. Woodward                   By: /s/ David J. Woodward
   -----------------------------------         --------------------------------

Its: Vice President                         Its:  Vice President
    ----------------------------------          -------------------------------

COMERICA BANK, as Agent and Bank            LASALLE BANK NATIONAL ASSOCIATION
                                            (formerly LaSalle National Bank)

By: /s/ Russell A. Stokes                   By:  /s/  Natalie Petrie
   -----------------------------------         --------------------------------

Its:  Vice President                        Its:  Commercial Banking Officer
    ----------------------------------          -------------------------------

NATIONAL BANK OF CANADA,                    PARIBAS
  NEW YORK BRANCH

By:    R. Kevin Finn                        By:
   -----------------------------------         --------------------------------

Its:   Vice President                       Its:
    ----------------------------------          -------------------------------

And                                         And

By: /s/ Duane K. Bedard                    By:
   -----------------------------------         --------------------------------

Its:  Vice President                        Its:
    ----------------------------------          -------------------------------

MICHIGAN NATIONAL BANK                      BANK BOSTON, N.A.

By:                                         By:
   -----------------------------------         --------------------------------

Its:                                        Its:
    ----------------------------------          -------------------------------

DRESDNER BANK AG NEW YORK AND
GRAND CAYMEN BRANCHES

By:
   -----------------------------------

Its:
    ----------------------------------
And

By:
   -----------------------------------

Its:
    ----------------------------------

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